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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2001
                                                           -------------

                             WESTFIELD AMERICA, INC.
              ----------------------------------------------------
             (Exact Name of registrant as specified in its charter)


          Missouri                  1-12923                      43-0758627
 --------------------------    --------------------       ----------------------
(State of Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)


11601 Wilshire Boulevard, 12th Floor, Los Angeles, California           90025

         (Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code      (310) 445-2427
                                                           --------------------


                                    No Change

          (Former name or former address, if changed since last report)





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ITEM 7.      Financial Statements, PRO FORMA Financial Information and Exhibits.

(c)    Exhibits.

99.1   Other Financial Data

ITEM 9.      Regulation FD Disclosure.

           Westfield America, Inc. is furnishing the information included in
Exhibit 99.1 as a result of such information being furnished by Westfield America Trust in Australia.



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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WESTFIELD AMERICA, INC.



Date:  May 21, 2001                   By: /s/ Peter S. Lowy
                                          ------------------------------------
                                          Peter S. Lowy
                                          President & Chief Executive Officer






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                                  EXHIBIT INDEX

99.1              Other Financial Data.